UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

July 30, 2014
Date of Report (Date of earliest event reported)

MONSTER ARTS INC.

(Exact name of registrant as specified in its charter)

Nevada	0-53266	27-1548306
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
806 East Avenido Pico, Suite I-288 San Clemente, California		92673
(Address of principal executive offices)		(Zip Code)

(949) 542-6668
Registrant’s telephone number, including area code

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ X ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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SECTION 1. REGISTRANT’S BUSINESS AND OPERATIONS

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

Settlement Agreement

Effective on July 30, 2014, the Board of Directors of Monster Arts Inc., a Nevada corporation (the “Company”), authorized and approved the execution of that certain settlement agreement (the "Settlement Agreement"), with its Chief Executive Officer and member of the Board of Directors, Wayne Irving ("Irving"). The Company is indebted to Irving relating to that certain employment agreement dated August 1, 2011(the "Employment Agreement") with Irving pursuant to which the Company owes Irving an aggregate $178,937 (the "Debt"), as reflected in the Quarterly Report on Form 10-Q for quarterly period ended March 31, 2014 filed with the Securities and Exchange Commission. The Company and Irving subsequently agreed that since the Company is unable to repay the Debt, a portion of the Debt in the amount of $62,500.00 will be satisfied by conversion into shares of common stock of the Corporation at $0.00025 per share. Therefore, in accordance with the terms and provisions of the Settlement Agreement, the Company has agreed to settlement of a portion of the Debt in the amount of $62,500.00 by way of issuance of an aggregate 250,000,000 shares of common stock.

SECTION 3. SECURITIES AND TRADING MARKETS

Item 3.02 Unregistered Sales of Equity Securities

The Board of Directors of the Company approved and authorized the settlement of a portion of the Debt in the amount of $62,500.00 by the issuance of an aggregate 250,000,000 shares of restricted common stock of the Company at $0.00025 per share effective as of July 30, 2014. The aggregate 250,000,000 shares of common stock were issued in relation to $62,500 of the Debt due and owing to Irving in accordance with the terms and provisions of the Settlement Agreement entered into between the Company and Irving.

The shares of common stock were issued to one United States residents in reliance on Section 4(2) promulgated under the Securities Act of 1933, as amended (the “Securities Act”). The shares of common stock issued to Irving have not been registered under the Securities Act or under any state securities laws and may not be offered or sold without registration with the United States Securities and Exchange Commission or an applicable exemption from the registration requirements.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(a) Financial Statements of Business Acquired.

Not applicable.

(b) Pro forma Financial Information.

Not applicable.

(c) Shell Company Transaction.

Not applicable.

(d) Exhibits.

10.01 Settlement Agreement dated July 30, 2014 between Monster Arts Inc. and Wayne Irving.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MONSTER ARTS INC.
DATE: August 6, 2014	By: /s/ Wayne Irving II Name: Wayne Irving II Title: President/Chief Executive Officer

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